Exhibit 10.27

FORM OF CLASS H WARRANT

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS.  NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK INTO WHICH THIS WARRANT IS EXERCISABLE MAY BE OFFERED FOR SALE, ASSIGNED, TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SUBSCRIPTION AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

CLASS H COMMON STOCK PURCHASE WARRANT

To Purchase __________ Shares of Common Stock of

SUN AMERICAN BANCORP

No. [    ] - ___________

Date:____________

THIS CLASS H COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on ________, ____, the fourth anniversary following the Initial Exercise Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from Sun American Bancorp, a Delaware corporation (the “Company”), ____ shares (the “Warrant Shares”) of common stock, par value $0.025 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).  This Warrant is being issued in connection with the Company’s offering of Units comprised of one share of its Series A Non-Cumulative Perpetual Preferred Stock and one Class H Common Stock Purchase Warrant to purchase 1.6 shares of Common Stock pursuant to that certain Confidential Private Placement Memorandum dated September 19, 2008, as amended or supplemented from time to time.

Section 1.

Definitions.  In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

(a)

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

(b)

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(c)

“Securities Act” means the Securities Act of 1933, as amended.

(d)

“Trading Day” means a day during which trading in securities generally occurs on the Trading Market in which the Common Stock is then listed or traded.

(e)

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq Global Market.

(f)

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2.

Exercise.

Exercise of Warrant.  Subject to the terms and conditions set forth herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of: (i) the Notice of Exercise Form, attached hereto as Exhibit A, duly completed and executed by Holder; (ii) the aggregate Exercise Price for the Warrant Shares to be acquired thereby purchased by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank to an account designated by the Company; (iii) the surrender of this Warrant by the Holder to the Company; (iv) payment of all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi); and (v) the receipt of such certificates and other documents as reasonably may be required by the Company to determine that the exercise of the Warrant complies with the Securities Act and applicable state securities laws.  The Trading Day on which the last of the foregoing deliveries is received by the Company is referred to as the “Exercise Date”; provided, however, that if the last of such deliveries is received after the close of trading on the Trading Market for the Common Stock, the Exercise Date shall be deemed to be the next Trading Day.  This Warrant shall be deemed to have been exercised,  the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein as the holder of the Warrant Shares shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

Exercise Price.  The exercise price for each Warrant Share issuable under this Warrant shall be $2.50 per share of Common Stock, subject to adjustment hereunder (the “Exercise Price”).

Payment of Exercise Price.  The Holder shall pay the aggregate Exercise Price by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank to an account specified by the Company.

Mechanics of Exercise.

i.

Authorization of Warrant Shares.  The Company covenants that all Warrant Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant by the Holder.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

ii.

Delivery of Certificates Upon Exercise.  Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder (A) by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system, provided that (I) the Company is a participant in such system and (II) the DWAC system provides an adequate method of protecting against the transfer of the Warrant Shares in violation of the restrictions on transfer set forth herein, and (B) otherwise by depositing the certificate(s) representing the Warrant Shares with a nationally recognized overnight courier for delivery to the address specified by the Holder in the Notice of Exercise on the next Trading Day, in either event within three Trading Days of the Exercise Date (“Warrant Share Delivery Date”).

iii.

Delivery of New Warrants Upon Partial Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased number of Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.

Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares purchased hereunder by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise, provided that it return any certificate representing any Warrant Shares received by it.

v.

Fractional Shares.  No scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.  In the event that, upon full or partial exercise of the Warrant, the Holder is entitled to receive a fractional Warrant Share, the Company shall have the option to either: (A) issue such fractional Warrant Share; (B) pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price; or (C) round up such fractional Warrant Share to the nearest whole share.

vi.

Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder; and provided, further, that the

Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.

Closing of Books.  The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii.

Government Filings.  The Company shall assist and cooperate with the Holder, at the Holder’s expense, with respect to any governmental filings required to be made or any governmental approvals required to be obtained by the Holder prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

Call Provision.  Subject to the provisions of this Section 2(e), if after the date of issuance of this Warrant the Closing Price for each of five consecutive Trading Days (the “Measurement Period”) exceeds $6.00 (subject to adjustment as set forth herein) (the “Threshold Price”), then the Company may, within five Trading Days of the end of such Measurement Period, call for redemption all or any portion of this Warrant for $0.25 per share (the “Call Price”) for which a Notice of Exercise has not yet been delivered (such right, a “Call”).  To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of unexercised portion of this Warrant to which such notice applies.  If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received by the Call Date will be cancelled at 5:00 p.m. (New York City time) on the 10th Trading Day after the date the Call Notice is sent to the Holder (such date, the “Call Date”).  Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice.  In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered through 5:00 p.m. (New York City time) on the Call Date.  Subject again to the provisions of this Section 2(e), the Company may at any time and from time to time exercise its Call right and deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise.  The Company’s right to Call the Warrant shall be exercised ratably among all of the holders of Warrants based on the number of Warrants then held by each such holder.

Limitation on Exercise.  Notwithstanding any provisions of this Warrant to the contrary, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% (the “Limiting Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the Warrant Shares).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) or Section 16 of the Exchange Act and the Holder is solely responsible for any schedules or reports required to be filed in accordance therewith.  The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 2(f) shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  To the extent that the limitation contained in this Section 2(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  By written notice to the Company at any time on or after the date hereof, the Holder may waive the provisions of this Section 2(f) or increase or decrease such limitation percentage to any other percentage specified in such notice, but not exceeding the Limiting Percentage.  Any such waiver or increase will not be effective until the 65th day after such notice is delivered to the Company, unless such notice is issued by the Holder prior to or concurrently with the issuance of this Warrant, and will not be effective with respect to any subsequent transferee of the Warrant.

Section 3.

Certain Adjustments.

(a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company pursuant to this Warrant or any other shares of Common Stock issued pursuant to any other option, warrant or other right to acquire Common Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares (including by way of a stock split), or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders of the Company entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, as applicable.

(b)

Adjustment of Number of Shares.  Upon each adjustment in the Exercise Price pursuant to Section 3(a), the number of shares of Common Stock issuable upon exercise hereof shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

(c)

Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company as treasury shares.

(d)

Failure to Effect Event Requiring Adjustment.  If any event requiring an adjustment in the Exercise Price and the number of Warrant Shares issuable hereunder is not paid or made, then the Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant shall again be adjusted to be the Exercise Price and number of Warrant Shares that would then be in effect if such adjustment had not been made for such.

(e)

Notice to Holders.  Whenever the Exercise Price is adjusted pursuant to Section 3(a), the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f)

Organic Change.  Any recapitalization, reorganization, re-classification, consolidation or merger to which the Company is a party, or sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any Organic Change, the Company will make appropriate provision to ensure that the Holder will thereafter have the right to acquire and receive, upon exercise of this Warrant, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of the Holder’s Warrant, such stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of the Holder’s Warrant had such Organic Change not taken place.  In any such case, the Company will make appropriate provision with respect to the Holder’s rights and interests to ensure that the provisions of this Section 3(f) hereof will thereafter be applicable to the Warrant.  The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to the Holder such stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.  The Company will give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation.  The Company will also give written notice to the Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(g)

Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

Section 4.

Transfer of Warrant.

(a)

Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Sections 4(d) and 5(a) hereof and to the provisions of Section 5 of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant, substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)

New Warrants. This Warrant may be divided or combined with other Class H Common Stock Purchase Warrants (the “Other Warrants”) held by the Holder upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or the Other Warrants to be divided or combined in accordance with such notice.

(c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)

Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(e)

Legend.  The Warrant Shares issuable hereunder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Certificates evidencing the Warrant Shares shall not contain the legend set forth above under the following circumstances:  (i) following any sale of such Warrant pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144; or (ii) if such Warrant Shares are eligible for sale under Rule 144(b)(1), provided that, in each case, the Holder provides a copy of such certificates or confirmations as the Company reasonably requests.

Section 5.

Miscellaneous.

(a)

Title to Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any notice to the Holder, and for all other purposes, absent actual written notice to the contrary and compliance with the applicable provisions concerning transfer of this Warrant.

(b)

No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the Exercise Date and then only with respect to the Warrant Shares to be issued with respect thereto.

(c)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d)

Saturdays, Sundays, and Legal Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(e)

Exchange of Warrant for Warrants of Different Denominations.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares then purchasable hereunder, and each of such new Warrant will represent such portion of such rights as is designated by the Purchaser at the time of such surrender.  The date the Company initially issued this Warrant will be deemed to be the warrant issue date for such new Warrants regardless of the number of times new certificates representing the unexercised rights formerly represented by this Warrant shall be issued.

(f)

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.

(g)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by applicable state and federal securities laws.

(h)

No waiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies; provided, however, that all rights hereunder shall terminate on the Termination Date.

(i)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 4:00 p.m. (Eastern Time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 4:00 p.m. (Eastern Time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given; provided, however, that any exercise of the Warrant shall be effective in the manner provided in Section 2(a).  The address for such notices and communications shall be (A) if to the Holder of this Warrant, at the registered address of such Holder as set forth in the Warrant register kept at the principal office of the Company or its Warrant registrar, if any, or (B) if to the Company, to it at the address set forth on the signature page hereto.

(j)

Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k)

Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(l)

Successors and Assigns.  Subject to applicable securities laws and the other restrictions on transfer set forth herein, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

(m)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n)

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o)

Tax Treatment.  This Warrant is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code, as amended.

(p)

Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  __________, _____

SUN AMERICAN BANCORP
By:__________________________________________ Name: Title:
Address for Notice: _____________________________________________ _____________________________________________ _____________________________________________
with a copy to (which shall not constitute notice) to: Greenberg Traurig, P.A. 5100 Town Center Circle Suite 400 Boca Raton, FL 33486 Attention: Bruce C. Rosetto, Esquire

EXHIBIT A

NOTICE OF EXERCISE

TO:

SUN AMERICAN BANCORP

(1)

The undersigned hereby elects to exercise this Warrant with respect to  ________ Warrant Shares of the Company pursuant to the terms of the enclosed Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of a cash exercise in lawful money of the United States pursuant to Section 2(c)(i) of the Warrant.

(3)

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

Note:  If issued in the name of a Person other than the Holder, additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and applicable state securities laws.

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4)

Accredited Investor; Investor Representation.  The undersigned Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned represents and warrants that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for another party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act, or any applicable state securities laws.

(5)

The undersigned had not previously sold, transferred or assigned this Warrant.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory if not an individual:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:

_____________________________

Holder’s Address:

_____________________________

_____________________________

Medallion Signature Guarantee:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.  Additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.